

Barclays
Global Financial Services Conference

September 8, 2014

SYNOVUS
the bank of here

Forward-looking Statements and Use of Non-GAAP Financial Measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including credit costs, future NPL inflows, and overall NPL levels; (2) expectations on future loan growth; (3) expectations on net interest margin; (4) expectations on mortgage banking income and other non-interest income; (5) expectations regarding adjusted non-interest expense levels and the impact of our ongoing efficiency initiatives and further cost savings; (6) the expected impact of Basel III on our capital ratios; (7) expectations regarding our strategic plan and future growth; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: net income available to common shareholders excluding restructuring charges; adjusted non-interest income; adjusted non-interest expense; adjusted revenues; adjusted pre-tax, pre-credit costs income; the ratio of adjusted pre-tax, pre-credit costs income to risk weighted assets; average core deposits; average core deposits excluding average time deposits; the Tier 1 common equity ratio; the estimated common equity Tier 1 ratio under final Basel III rules; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; total non-interest income; total non-interest expense; total revenues; income before income taxes; the ratio of net income to average total assets; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Net income available to common shareholders excluding restructuring charges, adjusted revenues, adjusted pre-tax, pre-credit costs income and adjusted pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits and average core deposits excluding time deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated common equity Tier 1 ratio under final Basel III rules, and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation.

2Q14 Highlights

- Net income available to common shareholders of $44.3 million or $0.32 per diluted common share
- Excluding restructuring charges, net income available to common shareholders[1] of $49.0 million or $0.35 per diluted common share
- Adjusted revenues[1] of $268.4 million, up $8.0 million or 3.1% vs. 1Q14
- Total loans grew $296.8 million sequentially or 5.9%[3]
- Adjusted pre-tax, pre-credit costs income of $98.9 million, up $2.4 million or 2.5% vs. 1Q14
- Significant improvement in credit quality
  - NPL ratio declined to 1.27% from 1.91% in 1Q14 and 2.47% in 2Q13
- Strong capital ratios
  - Tier 1 common equity ratio[1] increased 18 b.p.s vs. 1Q14 to 10.42%

(in thousands, except per share data)	2Q14	1Q14	2Q13
Net interest income	$205,051	$200,514	$202,077
Adjusted non-interest income[1]	63,388	63,062	63,689
Adjusted non-interest expense[1]	169,498	167,060	167,778
Adjusted pre-tax, pre-credit costs income[1]	98,941	96,516	97,988
Investment securities gains, net	-	1,331	1,403
Credit costs[2]	16,919	17,639	23,964
Restructuring charges	7,716	8,577	1,758
Visa indemnification charges	356	396	763
Gain from Memphis transaction, net	-	5,789	-
Income before taxes	73,950	77,024	72,906
Income tax expense	27,078	28,608	27,371
Dividends and accretion of discount on preferred stock	2,559	2,559	14,818
Net income available to common shareholders	$44,313	$45,857	$30,717
Diluted net income per common share[4]	$0.32	$0.33	$0.24
Average diluted common shares outstanding[4]	139,567	139,504	130,134

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net.
(3 Annualized
(4) Share and per share data for all periods reflect Synovus' 1-for-7 reverse stock split which was effective May 16, 2014.

Total loans grew $296.8 million or 5.9%[1] sequentially



(dollars in billions)
Total Loans
$19.61
$9.72
$3.48
$6.41
$20.16
$10.05
$3.63
$6.48
$20.46
$10.24
$3.76
$6.46
50%
18%
32%
50%
18%
32%
2Q13
1Q14
2Q14
CRE
Retail
C&I

(in millions)

Sequential quarter total loan growth:	$240.4	$101.2[2]	$296.8

- 2Q14 sequential quarter loan growth of $296.8 million or 5.9%[1], driven by growth in C&I and retail loans
- Strong 2Q14 loan growth in Nashville, Tampa, Atlanta, Athens, Greenville-Spartanburg, Charleston, and Savannah
- Annualized loan growth is expected to exceed 4%[3] for the second half of 2014

(1) Annualized
(2) Reflects reduction of $89.6 million resulting from Memphis transaction
(3) Annualized growth for the six months ending December 31, 2014 compared to ending balance at June 30, 2014

Improved core deposits mix



Average Core Deposits[1]
(dollars in billions)
$21
$14
$7
$0
$19.33
$3.43
$4.50
$6.07
$5.33
18%
82%
$19.55
$3.55
$4.54
$6.15
$5.31
$19.96
$3.54
$4.71
$6.16
$5.55
$19.49
$3.38
$4.49
$6.08
$5.54
$19.46
$3.19
$4.47
$6.03
$5.77
16%
84%
2Q13
3Q13
4Q13
1Q14
2Q14
Non-interest Bearing
Money Market
NOW/Savings
Time

- Total average deposits of $20.86 billion increased $138.4 million or 2.7%[2] vs. 1Q14
- Average core deposits[1] decreased $27.9 million or 0.6%[2] vs.1Q14
- Average core deposits excluding average time deposits[3] grew by $163.9 million or 4.1%[3] vs. 1Q14

[1] Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.
[2] Annualized
[3] Non-GAAP financial measure; see appendix.

Net interest margin increased to 3.41%

(dollars in millions)



$202.1
$200.5
$205.0
3.39%
3.39%
3.41%
2Q13
1Q14
2Q14
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

Change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+200	5.9%
+100	3.8%

* as compared to unchanged rates (for the next 12 months)

- NIM of 3.41%, up 2 b.p.s vs. 1Q14
  - Yield on earning assets of 3.86%, unchanged from 1Q14
    - Yield on loans decreased 2 b.p.s to 4.32%
  - Effective cost of funds of 45 b.p.s, improved 2 b.p.s from 1Q14
- Net interest income increased $4.5 million vs. 1Q14 driven by loan growth and higher day count
- Expect slight downward pressure on NIM during 2H14
- Positioned to benefit from potential rate increases

Mortgage revenue, core banking fees[1] and FMS revenues[2] grew by 7.9%

- 2Q14 adjusted non-interest income[3] was $63.4 million, a $326 thousand or 0.5% increase from 1Q14
  - Excluding 1Q14 gain on branch property sale of $3.1 million, adjusted non-interest income increased $3.4 million sequentially
  - Core banking fees[1] of $32.6 million up $1.5 million or 4.7% from 1Q14, driven by higher bankcard fees
  - Mortgage banking income increased $1.8 million or 50.5% vs. 1Q14 driven by a 56% increase in production
  - FMS revenues[2] of $19.0 million increased $1.0 million or 5.3% sequentially, driven by increases in brokerage revenue and fees from trust services

(in thousands)	2Q14	2Q14 vs. 1Q14 % Change	2Q14 vs. 2Q13 % Change
Service charges on deposit accounts	$19,238	0.1%	0.2%
Fiduciary and asset management fees	11,296	2.4	1.7
Brokerage revenue	6,707	8.0	(4.2)
Mortgage banking income	5,283	50.5	(28.0)
Bankcard fees	8,695	15.7	10.9
Investment securities gains, net	-	nm	nm
Other fee income	4,928	1.3	(14.7)
Private equity investments (losses) gains, net	(119)	(52.4)	(86.5)
Other non-interest income	7,360	(32.8)[4]	16.6
Total non-interest income	**$63,388**	**(9.7%)[4]**	**(2.6%)**
Adjusted non-interest income[2]	**$63,388**	**0.5%**	**(0.5%)**

(1) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges
(2) Consist primarily of fiduciary and asset management fees and brokerage revenue.
(3) Non-GAAP financial measure; see appendix
(4) 1Q14 amounts included $3.1 million gain on branch property sale and $5.8 million gain from net Memphis transaction.

Continued focus on expense management


(dollars in millions)
$181.2
$167.8
$187.3
$171.0
$190.7
$167.9
$184.2
$167.1
$182.2
$169.5
Total Non-interest Expense
Adjusted Non-interest Expense*
2Q13
3Q13
4Q13
1Q14
2Q14

Headcount: 4,753 | 4,725 | 4,696 | 4,646 | 4,640

- **Adjusted 2Q14 non-interest expense* was $169.5 million, up $2.4 million vs. 1Q14, driven by planned increase in advertising expense**
  - Advertising expense $6.3 million, up $3.8 million vs. 1Q14
  - Employment expense $92.5 million, down $905 thousand vs. 1Q14
- Closing of 13 bank branches across the five-state footprint planned for 4Q14
  - Total restructuring charges relating to the branch closings estimated at approximately $13 million
    - $7.7 million recorded in 2Q14
    - Remaining charges of approximately $6 million relating to exit costs for leased properties expected to be recorded during 4Q14
- Implementation of new expense savings initiatives of approximately $30 million remains on track
  - Savings being offset by investments in talent, technology, and marketing

* Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Credit costs down slightly; increase in net charge-offs related to significant reduction in NPLs

(dollars in millions)

Credit Costs[1]



$30
$20
$10
$0
$24
$11
$13
$22
$15
$7
$22
$8
$14
$18
$8
$10
$17
$5
$12
2Q13
3Q13
4Q13
1Q14
2Q14
Provision for Loan Losses
Other Credit Costs

Net Charge-offs[2]



$40
$27
$13
$0
0.61%
$30
0.47%
$23
0.51%
$25
0.30%
$15
0.69%
$35
2Q13
3Q13
4Q13
1Q14
2Q14(3)

Total NPLs[4]



$525
$350
$175
$0
2.47%
$483
2.29%
$451
2.08%
$416
1.91%
$384
1.27%
$260
2Q13
3Q13
4Q13
1Q14
2Q14

NPL Inflows



$75
$50
$25
$0
$67
$47
$41
$35
$34
2Q13
3Q13
4Q13
1Q14
2Q14

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(2) As a % of average total loans, annualized
(3) Increase in 2Q14 net charge-offs is due to significant reduction in NPLs which were fully reserved
(4) Excludes impaired loans held-for-sale

Strong capital ratios

	2Q13	1Q14	2Q14
Tier 1 common equity ratio[1]	8.97 %	10.24	**10.42**
Tier 1 capital ratio	13.49	10.85	**11.01**
Total risk-based capital ratio	16.00	13.31	**13.03** [2]
Leverage ratio	11.33	9.46	**9.69**
Tangible common equity ratio[1]	9.71 %	10.78	**10.91**

- **2Q14 common equity Tier 1 (CET1) ratio under Basel III estimated at 10.33%[1][3] on a fully phased-in basis.**

(dollars in millions)	2Q13	1Q14	2Q14
Disallowed deferred tax asset	$675.0	579.5	**547.8**
As a % of risk-weighted assets	3.13%	2.59	**2.41**

(1) Non-GAAP financial measure; see appendix
(2) Total risk-based capital ratio for 2Q14 reflects $90 million reduction relating to subordinated debt that matures in June 2017.
(3) Basel III impact is based on management's interpretation of the regulation and is subject to change.

blueprint for accelerating growth



Local leadership

- Marketing
- Technology
- Retail delivery
- Commercial talent
- Cross-sell



Local leadership

Marketing

Technology

Retail delivery

Commercial talent

Cross-sell

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SYNOVUS
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Banking products are provided by Synovus Bank, Member FDIC, equal housing lender.
Divisions of Synovus Bank operate under multiple trade names across the Southeast.



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Local leadership

Marketing

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Cross-sell

Transforming our retail delivery

- Better meet customer needs and preferences
- Increase sales opportunities
- Streamline branch network







Local leadership

Marketing

Technology

Retail delivery

Commercial talent

Cross-sell

Strengthening and realigning our commercial talent

- Reach untapped middle market segment through:
  - Specialized talent acquisitions
  - Repositioning existing talent
  - Enhancing partnerships







Local leadership

Marketing

Technology

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Commercial talent

Cross-sell

Cross-sell opportunities

- Grow our team of retail brokerage financial consultants, mortgage originators, and trust professionals
- Deliver highly-specialized training and licensing to our Private Wealth Management and retail bank teams





appendix

Non-interest Income

(dollars in thousands)	2Q14	1Q14	2Q13	2Q14 vs. 1Q14 % Change	2Q14 vs. 2Q13 % Change
Service charges on deposit accounts	$19,238	$19,214	$19,195	0.1%	0.2%
Fiduciary and asset management fees	11,296	11,033	11,111	2.4	1.7
Brokerage revenue	6,707	6,213	7,002	8.0	(4.2)
Mortgage banking income	5,283	3,511	7,338	50.5	(28.0)
Bankcard fees	8,695	7,518	7,838	15.7	10.9
Investment securities gains, net	-	1,331	1,403	nm	nm
Other fee income	4,928	4,863	5,775	1.3	(14.7)
Private equity investments (losses) gains, net	(119)	(250)	(883)	52.4	86.5
Other non-interest income	7,360	10,960[1]	6,313	(32.8)	16.6
Gain from Memphis transaction, net	-	5,789	-	nm	nm
Total non-interest income	**$63,388**	**$70,182**	**$65,092**	**(9.7%)**	**(2.6%)**
Adjusted non-interest income[2]	**$63,388**	**$63,062**	**$63,689**	**0.5%**	**(0.5%)**

(1) 1Q14 included a $3.1 million gain on branch property sale
(2) Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	2Q14	1Q14	2Q13	2Q14 vs. 1Q14 % Change	2Q14 vs. 2Q13 % Change
Salaries and other personnel expense	$92,540	$93,445	$89,479	(1.0%)	3.4%
Net occupancy and equipment expense	26,425	26,056	26,383	1.4	0.2
FDIC insurance and other regulatory fees	8,049	9,719	7,941	(17.2)	1.4
Foreclosed real estate expense, net	4,063	5,681	7,502	(28.5)	(45.8)
Other credit costs	572	2,447	3,385	(76.6)	(83.1)
Professional fees	8,224	7,677	10,416	7.1	(21.0)
Third-party services	9,464	10,097	10,366	(6.3)	(8.7)
Restructuring charges	7,716	8,577	1,758	(10.0)	338.9
Visa indemnification charges	356	396	764	(10.1)	(53.4)
Advertising expense	6,281	2,477	1,821	153.6	244.9
Other operating expenses	18,515	17,589	21,371	5.3	(13.4)
Total non-interest expense	**$182,205**	**$184,161**	**$181,186**	**(1.1%)**	**0.6%**
Adjusted non-interest expense*	**$169,498**	**$167,060**	**$167,777**	**1.5%**	**1.0%**

* Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.

nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in millions)


$98.0
$95.4
$96.3
$96.5
$98.9
2Q13
3Q13
4Q13
1Q14
2Q14

2Q14 vs. 1Q14 Key Drivers
(in millions)
- net interest income ↑$4.5
- adjusted non-interest income[1] ↑$0.3
- adjusted non-interest expense[1] ↑$2.5

	2Q13	3Q13	4Q13	1Q14	2Q14
Income before income taxes	$73	$73	$60	$77	$74
Add: Provision for losses on loans	13	7	14	10	12
Add: Other credit costs[2]	11	15	8	8	5
Add: Restructuring charges	2	1	4	9	8
Add: Visa indemnification charges	-	-	1	-	-
Add: Litigation loss contingency expense	-	-	10[3]	-	-
Subtract: Investment securities gains, net	(1)	(1)	-	(1)	-
Subtract: Gain from Memphis transaction, net	-	-	-	(6)	-
Adjusted Pre-tax, pre-credit costs income[1]	**$98**	**$95**	**$96**	**$97**	**$99**
Adjusted Pre-tax, pre-credit costs income/risk-weighted assets (RWA)[1][4]	**1.8%**	**1.8%**	**1.7%**	**1.7%**	**1.7%**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(4) Annualized

Stronger C&I and Retail Loan Growth

- C&I balances increased $181.8 million or 7.2%[1]
  - Growth in local markets of $109 million or 60% of total C&I growth including Nashville, Columbus, Tampa, Athens, Statesboro, Jacksonville, Augusta, and Valdosta
  - Syndicated credits represented $60 million or 33% of total C&I growth
- CRE balances declined $14.5 million reflecting targeted reductions in residential C&D and land portfolio while growing the investment properties portfolio
  - Growth in investment properties portfolio driven by multi-family category with additional growth in the office buildings and hotels categories
  - Residential C&D and land portfolio now represents only 4.5% of total loan portfolio compared to a peak of 28% in 4Q07
- Growth in HELOCs and consumer mortgages reflects successful HELOC campaign, benefits from strategic talent additions in key markets, and growth in purchase originations
  - In-market lending
  - Increased opportunities for cross-selling

(dollars in millions)	2Q14	2Q14 vs. 1Q14 $ Change	2Q14 vs. 1Q14 % Change[1]
Total C&I	$10,248	$181.8	7.2%
Investment properties	4,810	115.5	9.9
1-4 family properties	1,059	(53.9)	(19.4)
Land for future development	599	(76.1)	(45.3)
Total CRE	6,468	(14.5)	(0.9)
HELOCs	1,665	62.8	15.7
Consumer mortgages	1,561	56.9	15.2
Other retail loans	543	10.3	7.8
Total retail	3,769	130.0	14.3
Total loans[2]	$20,456	$296.8	5.9%

(1) Annualized
(2) Net of unearned income of $29.0 million at June 30, 2014.

Loan Portfolio Has Gained Strength Over the Past Three Years in Diversity and Quality

(dollars in millions)

Strategically Improved Portfolio Mix


$20,500
$15,375
$10,250
$5,125
$0
$20,079
$19,542
$20,058
$20,456
19.3%
17.9%
18.1%
18.4%
44.5%
48.9%
49.7%
50.1%
36.2%
33.2%
32.2%
31.6%
4Q11
4Q12
4Q13
2Q14
CRE
C&I
Retail

Strengthened Loan Portfolio Quality


100%
75%
50%
25%
0%
$20,079
$19,542
$20,058
$20,456
5%
6%
10%
79%
3%
3%
7%
87%
2%
3%
4%
91%
1%
2%
4%
93%
4Q11
4Q12
4Q13
2Q14
Pass
Substandard Accruing
Special Mention
NPL

- Portfolio mix has improved dramatically, supported by successful implementation of lending strategies, including:
  - Disciplined concentration policy
  - Investment in new talent
  - New strategic business lines

Improving Loan Portfolio Risk Distribution

(dollars in millions)

Risk Category	1Q14	2Q14	2Q14 vs. 1Q14 Change
Passing Grades	$18,535	$18,976	$441
Special Mention	741	737	(4)
Substandard Accruing	499	484	(15)
Non-Performing	384	260	(124)
Total Loans*	**$20,159**	**$20,456**	**$297**

*Excludes unearned income of $28.4 million for 1Q14 and $29.0 million for 2Q14

Substandard Accruing Loans



(dollars in millions)
$650
$488
$325
$163
$0
$610
$340
$270
$596
$307
$289
$542
$254
$288
$499
$242
$257
$484
$246
$238
21% decline from 2Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 2Q14 Substandard Accruing Loans
26%
33%
11%
11%
19%
Investment Properties
C&I
Retail
Land
Residential

Significant Reduction in Accruing TDRs and Past Dues

(dollars in millions)


Accruing TDRs
$700
$467
$233
$0
3.33%*
$669
3.45%*
$675
2.77%*
$556
2.17%*
$444
4Q11
4Q12
4Q13
2Q14

* Accruing TDRs as a percentage of total loans


Total Past Dues > 30 Days
$150
$100
$50
$0
0.74%
$149
0.54%
$105
0.36%
$73
0.30%
$60
4Q11
4Q12
4Q13
2Q14

- Accruing TDRs have declined by 20% year-to-date
  - 99% of accruing TDRs are paid current; 90-day past due TDRs are approximately $200 thousand
  - Approximately half of accruing TDRs are rated better than substandard
  - 70% are not residential or land-related
  - Subsequent defaults rate is less than 1%

Troubled Debt Restructurings

(dollars in millions)



Composition of 2Q14 Performing TDRs
Risk Categories:
Pass
22%
$99
Special Mention
24%
$107
Substandard
54%
$238
Loan Type:
Retail
11%
Inv. Prop.
26%
Resi. Prop.
19%
Land
11%
C&I
33%



Accruing TDR Trends
$635
$574
$556
$495
$444
2Q13
3Q13
4Q13
1Q14
2Q14

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Total Loans*
	1Q14	2Q14	2Q14
Investment properties	0.05%	0.03	$4,810
1-4 family construction	0.41	-	136
1-4 family investment mortgage	0.76	0.67	745
Residential development	0.75	0.48	179
1-4 family properties	0.71	0.55	1,059
Land for future development	0.55	0.34	599
Total CRE	0.22	0.15	6,468
Commercial and industrial	0.31	0.26	10,248
Retail	0.81	0.64	3,769
Total	**0.37%**	**0.30**	**$20,456**

*Excludes unearned income of $29.0 million

NPL Inflows by Portfolio Type

(in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Investment properties	$13	$7	$4	$3	$2
Residential properties/ land-related	24	9	8	5	6
Commercial and industrial	16	19	20	15	17
Retail	14	12	9	12	9
Total	**$67**	**$47**	**$41**	**$35**	**$34**

Net Charge-offs* by Type

(dollars in millions)	4Q13		1Q14		2Q14	
Investment properties	$4	0.34%	$4	0.32%	$5	0.44%
1-4 family properties	4	1.42	1	0.22	1	0.39
Land for future development	-	(0.09)	1	0.83	19	11.81
Total CRE	8	0.49	6	0.36	25	1.54
Commercial & industrial	12	0.49	6	0.25	5	0.20
Retail	5	0.54	3	0.38	5	0.56
Total net charge-offs*	**$25**	**0.51%**	**$15**	**0.30%**	**$35**	**0.69%**

* As a % of average total loans, annualized

Allowance for Loan Losses Coverage Trends


(dollars in millions)
1.71%
$335
1.62%
$319
1.53%
$308
1.49%
$301
1.36%
$278
177.62%
91.76%
91.84%
95.43%
100.16%
107.03%
69.27%
70.66%
73.88%
78.29%
2Q13
3Q13
4Q13
1Q14
2Q14
Allowance for Loan Losses
ALL to NPLs
ALL to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars in millions)	1Q14	2Q14
Net income available to common shareholders	$46	$44
Add: Restructuring charges (after-tax)	5	5
Subtract: Gain from Memphis transaction, net (after-tax)	(4)	-
Subtract: Gain from branch property sale (after-tax)	(2)	-
Adjusted net income available to common shareholders	$46	$49
Weighted average common shares outstanding, diluted(1)	139,504	139,567
Adjusted diluted net income per common share(1)	$0.33	$0.35

(in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total non-interest income	$65	$63	$60	$70	$63
Subtract: Investment securities gains, net	(1)	(1)	-	(1)	-
Subtract: Gain from Memphis transaction, net(2)	-	-	-	($6)	-
Adjusted non-interest income	$64	$62	$60	$63	$63

(in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total non-interest expense	$181	$187	$191	$184	$182
Other credit costs(3)	(11)	(15)	(8)	(8)	(5)
Restructuring charges	(2)	(1)	(4)	(9)	(8)
Visa indemnification charges	-	-	(1)	-	-
Litigation loss contingency expense	-	-	(10)(4)	-	-
Adjusted non-interest expense	$168	$171	$168	$167	$169

(1) Shares (in millions) and per share data for all periods reflect Synovus' 1-for-7 stock split which was effective on May 16, 2014.
(2) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee operations of Trust One Bank, a division of Synovus Bank.
(3) Other credit costs consist primarily of foreclosed real estate expense, net .
(4) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.

Non-GAAP Financial Measures, continued

(dollars in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total risk-weighted assets	$21,542	$21,735	$22,313	$22,404	$22,706
Income before taxes	$73	$73	$60	$77	$74
Add: Provision for losses on loans	13	7	14	10	12
Add: Other credit costs[1]	11	15	8	8	5
Add: Restructuring charges	2	1	4	9	8
Add: Visa indemnification charges	-	-	1	-	-
Add: Litigation loss contingency expense	-	-	10[2]	-	-
Subtract: Investment securities gains, net	(1)	(1)	-	(1)	-
Subtract: Gain from Memphis transaction, net	-	-	-	(6)	-
Adjusted Pre-tax, pre-credit costs income	$98	$95	$96	$97	$99
Adjusted Pre-tax, pre-credit costs income/RWA[3]	1.8%	1.8%	1.7%	1.7%	1.7%

(in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total net interest income	$202	$204	$204	$201	$205
Total non-interest income	$65	$63	$60	$70	$63
Subtract: Investment securities gains, net	(1)	(1)	-	(1)	-
Subtract: Gain from Memphis transaction, net	-	-	-	($6)	-
Subtract: Gain from branch property sale	-	-	-	(3)	-
Adjusted revenues	$266	$266	$264	$260	$268

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(3) Annualized.

Non-GAAP Financial Measures, continued

(in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total average deposits	$20,669	$20,879	$21,150	$20,725	$20,864
Average brokered deposits	(1,334)	(1,333)	(1,194)	(1,235)	(1,401)
Average core deposits	19,335	19,546	19,956	19,490	19,463
Average time deposits	(3,429)	(3,550)	(3,541)	(3,380)	(3,189)
Average core deposits excluding average time deposits	$15,905	$15,996	$16,415	$16,110	$16,274

(dollars in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total shareholders' equity	$3,568	$2,932	$2,949	$2,998	$3,053
Add/Subtract: Accumulated other comprehensive loss (income)	33	30	41	30	14
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(4)	(4)	(3)	(2)	(2)
Subtract: Disallowed deferred tax assets	(675)	(648)	(619)	(579)	(548)
Add: Other items	7	6	8	8	8
Subtract: Series C Preferred Stock	-	(125)	(126)	(126)	(126)
Subtract: Series A Preferred Stock	(963)	-	-	-	-
Subtract: Qualified trust preferred securities	(10)	(10)	(10)	(10)	(10)
Tier 1 common equity	1,932	2,157	2,216	2,295	2,365
Risk weighted assets	21,542	21,735	22,313	22,404	22,706
Tier 1 common equity ratio	8.97%	9.93%	9.93%	10.24%	10.41%

Non-GAAP Financial Measures, continued

(dollars in millions)	2Q14
Tier 1 common equity (Basel I)	$2,365
Add: Adjustment related to capital components (on a fully phased-in basis)	60
Estimated common equity Tier 1 under final Basel III rules without AOCI	2,425
Estimated risk-weighted assets under the final Basel III rules	23,470
Estimated common equity Tier 1 (CET1) ratio under final Basel III rules (on a fully phased-in basis)	10.33%

(dollars in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Total assets	$26,563	$26,218	$26,201	$26,435	$26,627
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(4)	(4)	(3)	(2)	(2)
Tangible assets	$26,535	$26,190	$26,174	$26,409	$26,601
Total shareholders' equity	$3,568	$2,932	$2,949	$2,998	$3,053
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(4)	(4)	(3)	(2)	(2)
Subtract: Series C Preferred Stock	-	(125)	(126)	(126)	(126)
Subtract: Series A Preferred Stock	(963)	-	-	-	-
Tangible common equity	$2,577	$2,778	$2,795	$2,846	$2,901
Tangible common equity to tangible assets ratio	9.71%	10.61%	10.68%	10.78%	10.91%